Gross and Net Realized Investment Gains (Losses) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Investment gains/losses [Line Items]
OTTI	$ (387)	$ (184)	$ 0
Net realized investment (losses) gains	(205)	583	77
Fixed-maturity securities
Investment gains/losses [Line Items]
Gross gains on sales	1,130	895	277
Gross losses on sales	(949)	(133)	(206)
OTTI	(387)	(184)	0
Other	1	5	6
Net realized investment (losses) gains	$ (205)	$ 583	$ 77